UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

SGS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)
Delaware	333-133825	20-3939981
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 West Main Street, Suite 500, Louisville, KY 40202

(Address of principal executive offices) (Zip Code)

(502) 637-5443
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.

On August 10, 2006, SGS International, Inc. (the "Company") issued a press release announcing its financial results for the second quarter of 2006 and which included information regarding an earnings conference call being held by the Company to discuss those financial results. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits.
(d)	Exhibits

The following is furnished as an exhibit to this report:

	Exhibit Number	Description
	99.1	Press release issued by the Company dated August 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SGS INTERNATIONAL, INC.

Date: August 10, 2006	By:	/s/ James M. Dahmus
James M. Dahmus
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	NAME OF
NUMBER	EXHIBIT

99.1	Press Release dated August 10, 2006